Virtus AllianzGI Emerging Markets Consumer Fund,

a series of Virtus Strategy Trust (the “Trust”)

Supplement dated June 14, 2021,

to the Statement of Additional Information (“SAI”) of the Trust dated February 1, 2021, as supplemented

Important Notice to Investors

Until further notice, the custodian for Virtus AllianzGI Emerging Markets Consumer Fund (the “Fund”) is State Street Bank and Trust Company. Therefore, solely with respect to the Fund, the disclosure regarding the custodian is amended and restated as follows:

The definition of “Custodian” is as follows:

The custodian of the fund’s assets, State Street Bank and Trust Company

The section of the SAI entitled, “Ongoing Arrangements to Disclose Portfolio Holdings” in the table entitled, “Non-Public Portfolio Holdings Information” the entry for Custodial and Compliance Services is as follows:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Custodial and compliance services	State Street Bank and Trust Co.	daily

The section of the SAI entitled, “Custodian” on page 106 is as follows:

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as custodian for assets of Virtus AllianzGI Emerging Markets Consumer Fund, including for the custody of the foreign securities acquired by that fund. The Custodian designated by the Board holds the securities in the fund’s portfolio and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the fund. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the fund held outside the United States. The securities and other assets of the fund are held by its Custodian or any sub-custodian separate from the securities and assets of any other fund.

Investors should retain this supplement with the SAI for future reference.

VST 8060B/AGI EM Custody (06/2021)